Exhibit 99.1

Zeta Global to Acquire LiveIntent in a Highly Accretive Transaction

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Expands Zeta’s identity graph, unveils new publisher cloud and accelerates growth in mobile and retail media
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Acquisition meets Zeta’s four guiding M&A principles and is expected to be immediately accretive to Zeta’s earnings profile
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Zeta reaffirms third quarter 2024 guidance

October 8, 2024 (NEW YORK, NY) – Zeta Global (NYSE: ZETA), the AI-Powered Marketing Cloud, today announced it has entered into an agreement to acquire LiveIntent. Founded in 2009, LiveIntent is a pioneer in people-based marketing, with proprietary technology powering mobile-centric experiences and first-party identity solutions to identify, unlock, engage, and monetize audiences across channels.

The addition of LiveIntent’s assets, publisher network, and channel capabilities will bolster the Zeta Marketing Platform and advance Zeta’s position in AI-powered marketing by:

1)
Enhancing identity resolution capabilities. The acquisition integrates LiveIntent’s extensive identity graph—over 235 million unique hashed email addresses per month—into Zeta’s Data Cloud, significantly complementing Zeta’s identity resolution solutions. Authenticated and authoritative identity is the foundation of the Zeta Marketing Platform, and the addition of LiveIntent’s data assets expands Zeta’s scope while increasing the precision of its people-based marketing programs.

2)
Expanding into publisher monetization. With the addition of LiveIntent’s 2,000+ premium publishers, including relationships with eight of the top 10 largest in the Comscore rankings, Zeta is entering the publisher monetization business. This paves the way for Zeta to launch a new product offering, the Publisher Cloud, creating a compelling closed-loop ecosystem that rivals the reach and targeting capabilities of walled gardens.

3)
Elevating Zeta’s newly released mobile and retail media solutions. The acquisition accelerates Zeta’s recently launched mobile and retail media products, empowering marketers to unify identity across devices and channels, predict customer behavior, uncover hidden opportunities, and leverage AI in real time to activate intelligence-powered cross-channel campaigns that drive better outcomes. LiveIntent powers millions of mobile experiences per day and their recent entry into the retail media ecosystem aligns with Zeta’s strategy to deliver a more innovative set of offerings to retailers and brands.

“We are excited to welcome LiveIntent to Team Zeta as we continue to build out our position and sharpen our differentiation in AI-powered marketing,” said David A. Steinberg, Co-Founder, Chairman, and CEO of Zeta Global. “We have gotten to know the LiveIntent team through our work with them over the past five years and have seen firsthand the benefits of their core assets and experienced the impact of their platform. As more brands view first party data as a corporate asset, seek to make AI actionable, and move towards a single platform that powers more efficient and effective marketing across the customer lifecycle, this acquisition accelerates Zeta’s flywheel and positions the combined company to continue to grow faster than the market.”

Steinberg continued, “Consistent with our focused and disciplined approach to M&A, LiveIntent meets all four of our cited M&A principles. Namely, it is a complementary platform we can seamlessly integrate into the Zeta Marketing Platform within six months. This acquisition is immediately accretive to earnings and priced at a highly attractive Adjusted EBITDA multiple of ~16x. We already have interest from Zeta customers in our largest verticals for cross selling opportunities, and we believe these synergies can accelerate LiveIntent’s growth while continuing Zeta’s strong organic growth rates. Bottom-line, we see our combined businesses driving long-term shareholder value and accruing significant benefits to our customers.”

“We’ve been extremely impressed with Zeta’s exceptional growth and proven ability to deliver real impact to their global customers,” said Matt Keiser, CEO of LiveIntent. “We share a relentless focus on innovation and an aim to make AI-powered marketing actionable. We are excited to work together to provide marketers and publishers with added capabilities to reach their customers through even more channels.”

Transaction Details

Pursuant to the definitive merger agreement, Zeta will purchase LiveIntent for a total consideration of $250 million, subject to customary adjustments, in the form of $77.5 million in cash-on-hand and $172.5 million in common stock at closing. The stock consideration is subject to a lockup and limitations on sale volume following the release.

The agreement also provides for a potential earnout of 50% cash and 50% stock tied to significant Adjusted EBITDA growth and sustained margin expansion targets in each of fiscal years 2025, 2026, and 2027. The maximum potential earn-out consideration is $25 million per year for each of the three years. Zeta has also agreed to issue $25 million in Performance Stock Units to the LiveIntent management team tied to certain performance and retention targets for fiscal years 2025, 2026, and 2027.

The transaction is expected to close in the fourth quarter of 2024 and is subject to customary closing conditions.

Advisors

Roth Capital Partners, LLC served as a transaction advisor to Zeta. Citigroup Global Markets Inc. served as capital markets advisor to Zeta. Latham & Watkins LLP served as legal advisors to Zeta Global. Houlihan Lokey served as financial advisor to LiveIntent. Lowenstein Sandler LLP served as legal advisor to LiveIntent.

Reaffirming 3Q’24 Guidance

Zeta also today reaffirmed its third quarter 2024 guidance as provided on September 4, 2024, including revenue of at least $255 million and Adjusted EBITDA of at least $50.2 million.

Conference Call Details

Zeta will host a conference call today, October 8 at 4:30 p.m. Eastern Time, to discuss this acquisition. A live webcast of the conference call and supporting materials can be accessed from the Company’s investor relations website https://investors.zetaglobal.com. A webcast replay will be available on the Company's website for one year following the call.

About Zeta Global

Zeta Global (NYSE: ZETA) is the AI-Powered Marketing Cloud that leverages advanced artificial intelligence (AI) and trillions of consumer signals to make it easier for marketers to acquire, grow and retain customers more efficiently. Through the Zeta Marketing Platform (ZMP), our vision is to make sophisticated marketing simple by unifying identity, intelligence and omnichannel activation into a single platform – powered by one of the industry’s largest proprietary databases and AI. Our enterprise customers across multiple verticals are empowered to personalize experiences with consumers at an individual level across every channel, delivering better results for marketing programs. Zeta was founded in 2007 by David A. Steinberg and John Sculley and is headquartered in New York City with offices around the world.

Forward-Looking Statements

This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact, including statements about our acquisition of LiveIntent and its anticipated integration, synergies, accretive value, market growth and transaction closing, and the time frame in which any of this will occur, if at all, and our third quarter 2024 guidance are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning our anticipated future financial performance, our market opportunities and our expectations regarding our business plan and strategies. We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our business, results of operations and financial condition and could cause actual results to differ materially from those expressed in the forward-looking statements. For information regarding other related risks, see the “Risk Factors” section of Zeta Holdings’ most recent annual report on Form 10-K and quarterly reports on Form 10-Q. The forward-looking statements included herein are made only as of the date hereof, and Zeta Holdings undertakes no obligation to revise or update any forward-looking statements, except as required by applicable law.

Contacts:

Investor Relations

Madison Serras

ir@zetaglobal.com

Press

Candace Dean

press@zetaglobal.com